UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2020

Flexion Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36287	26-1388364
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Mall Road, Suite 301 Burlington, Massachusetts		01803
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 305-7777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FLXN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

Flexion Therapeutics, Inc. (“Flexion”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on June 10, 2020. At the Annual Meeting, Flexion’s stockholders (i) elected the three Class III directors to serve on the Board of Directors of Flexion (the “Board”) until Flexion’s 2023 Annual Meeting of Stockholders and until their respective successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal; (ii) ratified the selection, by the Audit Committee of the Board (the “Audit Committee”), of PricewaterhouseCoopers LLP as Flexion’s independent registered public accounting firm for its fiscal year ending December 31, 2020; and (iii) approved, on an advisory basis, the compensation of Flexion’s named executive officers, as disclosed in Flexion’s 2020 Proxy Statement. There were 38,562,504 outstanding shares eligible to vote as of April 13, 2020, the record date for the Annual Meeting.

The directors elected to the Board, as well as the number of votes cast for, votes withheld and broker non-votes with respect to each of these individuals, are set forth below:

Director	For	Withheld	Broker Non-Votes
Heath Lukatch, Ph.D.	22,805,055	2,349,594	9,396,941
Patrick J. Mahaffy	21,731,460	3,423,189	9,396,941
Alan W. Milinazzo	22,816,731	2,337,918	9,396,941

The proposal to ratify the selection by the Audit Committee of PricewaterhouseCoopers LLP as Flexion’s independent registered public accounting firm for its fiscal year ending December 31, 2019 received the following votes:

For	Against	Abstentions	Broker Non-Votes
34,463,501	49,305	38,784	0

The proposal to approve, on an advisory basis, the compensation of Flexion’s named executive officers, as disclosed in the 2020 Proxy Statement received the following votes:

For	Against	Abstentions	Broker Non-Votes
20,786,732	3,763,181	604,736	9,396,941

Each of the foregoing voting results from the Annual Meeting is final.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Flexion Therapeutics, Inc.

Date: June 11, 2020	By:	/s/ Mark S. Levine
Mark S. Levine
General Counsel and Corporate Secretary

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